EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert A. Placek, the Chief Executive Officer of Wegener Corporation (the "Company"), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company's Annual Report on Form 10-K for the period ended September 3, 2004 (the "Report") filed with the Securities and Exchange
Commission:

      o fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Robert A. Placek
                                            ------------------------------------
                                    NAME:   ROBERT A. PLACEK
                                    TITLE:  CHAIRMAN OF THE BOARD, PRESIDENT AND
                                            CHIEF EXECUTIVE OFFICE (PRINCIPAL
                                            EXECUTIVE OFFICER)
                                    DATE:   DECEMBER 2, 2004